UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2019

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd.

Petaluma, CA 94954

(Address of principal executive offices)

(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SNOA	The Nasdaq Stock Market LLC
Warrants to purchase common stock, par value $0.0001 per share	SNOAW	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 30 and June 11, 2019, we held a special meeting of stockholders. Proxies were solicited pursuant to our definitive proxy statement filed on April 22, 2019 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Corporation’s common stock entitled to vote at the special meeting was 11,972,328. The number of shares of common stock present or represented by valid proxy at the special meeting was 8,155,970. Each share of common stock was entitled to one vote with respect to matters submitted to the Corporation’s stockholders at the annual meeting.

Our stockholders were asked to vote upon and approve an amendment to the Corporation’s Restated Certificate of Incorporation, as amended, to authorize the Board of Directors, if in their judgement it is necessary, to effect a reverse stock split of the Corporation’s outstanding common stock, $0.0001 par value per share, at a whole number ratio in the range of 1-for-6 to 1-for-9, such ratio to be determined in the sole discretion of the Corporation’s Board of Directors, and authorize the Board of Directors to file such amendment, if in their judgement it is necessary.

As of May 30, 2019, although 72% of returned votes were in favor of the reverse split, only 38.5% of the outstanding shares voted in favor. We adjourned the special meeting until June 11, 2019 at 10 am at the same location in order to allow more shareholders to vote.

On May 11, 2019 we reconvened the special meeting and our stockholders approved the reverse stock split. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
6,451,354	1,681,392	23,224

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2019	SONOMA PHARMACEUTICALS, INC.

	By:	/s/ Bubba Sandford
	Name: Title:	Bubba Sandford Chief Executive Officer